SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934


Filed by the Registrant       [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                          Luxtec Corporation
             (Name of Registrant as Specified In Its Charter)

                          Luxtec Corporation
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee  (Check the appropriate box)

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) AND 0-11.

    1)  Title of each class of securities to which transaction applies:

                                    N/A

    2)  Aggregate number of securities to which  transaction applies:

                                     N/A

    3) Per unit price or other underlying value of transaction computed persuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                     N/A

    4)  Proposed maximum aggregate value of transaction:

                                     N/A

    5)  Total fee paid:

                                     N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

                                      N/A

     2)  Form, Schedule or Registration Statement No.:

                                      N/A

     3)  Filing Party:

                                      N/A

     4)  Date Filed:

                                      N/A

                               LUXTEC CORPORATION

                                                              March 28, 1997

      To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of LUXTEC CORPORATION, to be held on Thursday, April 17, 1997, at 11:00 A.M. at the Company's Board Room, 326 Clark Street, Worcester, Massachusetts.

         The Notice of Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting, after which management will also report on the affairs of the Company.

         The Board of Directors of the Company encourages your participation in the Company's electoral process and, to that end, solicits your proxy. You may give your proxy by completing, dating and signing the Proxy Card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

         A copy of the Company's 1996 Annual Report to Stockholders is simultaneously being mailed to all stockholders entitled to vote, but is not to be considered a part of the proxy solicitation material. This Proxy Statement and the Proxy Card were first mailed to stockholders on or about March 28, 1997.

                                           Sincerely,




                                           JAMES W. HOBBS
                                           President

                               LUXTEC CORPORATION

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On April 17, 1997


         Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Luxtec Corporation (the "Company") will be held at the Corporate Offices of the Company located at 326 Clark Street, Worcester, Massachusetts., at 11:00 a.m., local time, to consider and act upon the following matters:

      1. A proposal to elect two (2) Class I directors of the Company, each to hold a three-year term.

      2. A proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

      3. A proposal to ratify the amendment of the Company's 1992 Stock Option Plan, as amended (the "Plan"), to increase the number of shares authorized for issuance under the Plan to 400,000.

      4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      Stockholders of record at the close of business on March 17, 1997, are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. All stockholders are cordially invited to attend the Meeting.

                                       By Order of the Board of Directors




                                      JAMES W. HOBBS
                                      Director
      Worcester, Massachusetts
      March 28, 1997


















      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                               LUXTEC CORPORATION

                                326 Clark Street
                               Worcester, MA 01606

                     -----------------------------------

                                 PROXY STATEMENT

                                 March 28, 1997

                     -----------------------------------

         This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of Luxtec Corporation, a Massachusetts corporation ("Luxtec" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Luxtec Corporation (the "Luxtec Board"), for use at the 1997 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof (the "Meeting"), scheduled to be held on Thursday, April 17, 1997, at 11:00 A.M. in the Company's Board Room, 326 Clark Street, Worcester, Massachusetts. This Proxy Statement relates to the election of Class I Directors of Luxtec, the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of Luxtec, and the amendment of Luxtec's 1992 Stock Option Plan, as amended (the "Plan"), each of which is described herein. This Proxy Statement was first mailed to Luxtec Stockholders on or about March 28, 1997. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.

         With respect to the Meeting, the close of business on March 17, 1997, has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. As of the record date, there were issued and outstanding and entitled to vote 2,849,657 shares of Luxtec common stock, par value $0.01 per share ("Common Stock"). Holders of shares of Luxtec Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournments or postponements thereof. The presence in person or by proxy of holders of a majority of the shares of Luxtec Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

         In connection with the Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Clerk of Luxtec or by attending the Meeting and voting in person; but if not so revoked, the shares represented by such proxy will be voted. Attendance at the Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending so notifies the Clerk of Luxtec in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and proxies that withhold authority to vote for election as a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. With respect to Proposals 1 (election of Directors) and 2 (ratification of appointment of accountants), broker non-votes and abstentions will have no effect on the outcome of voting on such proposals. With respect to Proposal 3 (amendment of the Plan), a broker non-vote will have no effect on the outcome of voting on such proposal and an abstention will have the effect of voting against such proposal.

         The Luxtec Board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of Meeting. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.

         A representative of Arthur Andersen LLP is expected to be present at the Meeting. This representative is expected to be available to respond to appropriate questions.
                     ---------------------------

                              AVAILABLE INFORMATION

         Luxtec is subject to the reporting requirements of the Exchange Act, and in accordance therewith files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission").
Reports, proxy statements and other information concerning Luxtec may be inspected and copies may be obtained (at prescribed rates) at the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60604.

      This Proxy Statement incorporates by reference certain documents which are not presented herein or delivered herewith. Upon written or oral request, Luxtec will provide without charge to each person to whom a copy of this Proxy Statement is delivered a copy of the documents incorporated by reference herein (other than exhibits to such documents unless such exhibits are specifically incorporated by reference therein). Requests should be submitted in writing or by telephone at (508) 856-9454 to Samuel M. Stein, Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214. In order to ensure timely delivery of the documents, any request should be made by March 26, 1997.


                       DOCUMENTS INCORPORATED BY REFERENCE

      The following documents previously filed with the Commission are hereby incorporated by reference into this Proxy Statement:

      1.   Luxtec's Annual Report on Form 10-K, for the year ended October 31,
           1996.

      2. The description of the Luxtec Common Stock contained in its Registration Statement on Form 8-A (File No. 33-83510) filed on April 4, 1994.

      3. Luxtec's Quarterly Report on Form 10-Q for the period ended January 31, 1997.

      4. All other reports filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since October 31, 1996.


      All documents subsequently filed by Luxtec pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part of this Proxy Statement from the date of filing thereof. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated herein modifies or replaces such statement. Any statement so modified or superseded shall not be deemed, in its unmodified form, to constitute a part of this Proxy Statement.

      This Proxy Statement is accompanied by copies of Luxtec's Annual Report on Form 10-K, for the year ended October 31, 1996, Luxtec's quarterly report on Form 10-Q for the period ended January 31, 1997, and Luxtec's 1996 Annual Report to Stockholders.

                                   PROPOSAL 1


                          ELECTION OF LUXTEC DIRECTORS

      Section 50A of Chapter 156B of the Massachusetts General Laws provides for Board of Directors of such number as is fixed by the directors, and which is divided into three classes serving staggered three-year terms. The Luxtec Board has fixed the number of Directors at seven (7). At the Meeting, the terms of the members of Class I, Louis C. Wallace and Patrick G. Phillipps, expire. Mr. Wallace and Mr. Phillipps are the only nominees for election as Class I Directors for a term to expire at the 2000 Annual Meeting of Stockholders.

      Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of Mr. Wallace and Mr. Phillipps to be directors of the Company until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified. The affirmative vote of a majority of the shares of Luxtec Common Stock present or represented by proxy, and entitled to vote at the Meeting is required for the election of Mr. Wallace and Mr. Phillipps.

     The current members of Class II, with a term expiring at the 1998 Annual Meeting of Stockholders are Mr. Paul Epstein and Mr. James Hobbs. The members of Class III, with a term expiring at the 1999 Annual Meeting of Stockholders, are Dr. Thomas J. VanderSalm, Mr. James J. Goodman and Mr. James Berardo.

      The table beginning on the following page sets forth , with respect to the members of the Luxtec Board and management of the Company, (i) the name, age and length of service as a director or executive officer, (ii) the principal occupation and business experience of such person for at least the past five years, (iii) the names of other companies of which such person currently serves as a director or executive officer, and (iv) the amount and percentage of Luxtec Common Stock owned by each such person as of March 11,1997. The address for each person listed below is c/o the Company at 326 Clark Street, Worcester, Massachusetts 01606-1214.



                                                                                           (1) Amount of     Percent of Common
                             Position and Offices with the Company and Other Business       Common Stock     Stock Outstanding
           Name                          Experience During Last Five Years                 Owned Directly
--------------------------- ------------------------------------------------------------ ------------------- -------------------
James Berardo               James  Berardo  has been a Director  of the  Company  since     156,520 (2)            5.49%
  Age 37                    1995.  Mr.  Berardo   currently   serves  as  President  of
                            Darlco,  Inc.,  a real estate  development  and  investment management  company.  Mr.  Berardo  joined  Darlco in 1986, serving in various  financial  capacities prior to assuming his  current  position  in March  1995.  Mr.  Berardo  is a member  of the  Audit and  Compensation  Committees  of the
                            Board of Directors.

Paul Epstein                Paul Epstein  joined the Company in 1995 as Vice  President     166,894 (3)            5.86%
  Age 66                    of Business  Development  and  Strategic  Planning and as a
                            Director.  Mr. Epstein,  a co-founder of CardioDyne,  Inc., served as  Chairman,  Vice  President  and Chief  Financial
                            Officer from the time of CardioDyne's  founding in February
                            1989  until  the  merger  with  Luxtec  in  October   1995.
                            Previously,   Mr.  Epstein   co-founded   Electronic  Image
                            Systems  Corporation,  Brattle Instrument  Corporation and,
                            most recently,  Omni-Flow, Inc., which introduced the first multiple  medication,  programmable  infusion  pump and was acquired  by  Abbott  Laboratories  in  1989.  Mr.  Epstein holds B.S. and M.S.  degrees in Chemical  Engineering and a
                            B.S.  degree in Business  Management  from MIT. Mr. Epstein has been  jointly  awarded  eleven  patents in the  medical instrumentation  and communication  fields.  Mr. Epstein is a member of the Audit Committee of the Board of Directors.

James J. Goodman            James J.  Goodman has been a Director of the Company  since     450,000 (4)            13.64%
  Age 38                    1996.  Since its  founding  in 1993,  Mr.  Goodman has been
                            President  of  Geneva  Middle  Market  Investors,  L.P.,  a
                            private  firm that  invests in  emerging  growth  companies across a wide range of  industries  with  revenues of $10 -
                            $50  million,  based in  Wellesley,  MA. Mr.  Goodman was a
                            Vice  President  at  Berkshire  Partners,  a middle  market buyout firm,  from 1989 to 1993.  Mr.  Goodman was educated at Harvard  University where he received his  undergraduate degree in Economics in 1979 and M.B.A.  and J.D. degrees in
                            1984.  Mr.   Goodman  is  a  member  of  the   Compensation
                            Committee of the Board of Directors.






                                                                                           (1) Amount of     Percent of Common
                             Position and Offices with the Company and Other Business       Common Stock     Stock Outstanding
           Name                          Experience During Last Five Years                 Owned Directly
--------------------------- ------------------------------------------------------------ ------------------- -------------------
James W. Hobbs              James W. Hobbs was elected to the  positions of  President,       112,855              3.86%
  Age 48                    Chief  Executive  Officer and  Director in 1993.  Mr. Hobbs
                            was Chief  Executive  Officer  of Graylyn  Associates  from
                            1992 to 1993.  Graylyn was an  investment  firm  founded by
                            Mr.  Hobbs to invest  in early  stage  medical  technology.
                            Prior to Graylyn,  Mr.  Hobbs served as the  President  and
                            Chief  Executive  Officer  of Genica  Pharmaceuticals  from
                            1990 to  1992.  Genica  Pharmaceuticals  was a  corporation engaged in providing new  diagnostic  assays and conducting
                            therapeutic  research  for  neurological   disorders.   Mr.
                            Hobbs   was   with   Johnson   and   Johnson   Professional
                            Diagnostics  as Vice  President  and General  Manager  from
                            1985 to  1989.  Mr.  Hobbs is a  member  of the  Nominating
                            Committee of the Board of Directors.

David Mutch                 David Mutch is Vice  President  of Sales and  Marketing  of        28,023                *
  Age 53                    the  Company.  Mr.  Mutch  joined the Company in  September
                            1992 as  Director  of Sales and  Marketing  and assumed his present  position in December 1994.  Previously,  Mr. Mutch held various  management  positions  with  Hewlett  Packard
                            Company  over a  twenty-one  year  career.  During his last five years at Hewlett Packard,  Mr. Mutch was the Marketing
                            Manager for the Health Care Information Systems Division.

Patrick G. Phillipps        Patrick  Phillipps  joined  the  Company  in  1995  as Vice     241,732 (5)            8.46%
  Age 51                    President of Engineering and a Director.  Mr. Phillipps,  a
                            co-founder of CardioDyne,  Inc., served as President
                            and  Chief  Executive   Officer  from  the  time  of
                            CardioDyne's  founding  in  February  1989 until the
                            merger with Luxtec in October 1995. Previously,  Mr.
                            Phillipps  founded  the  Engineering  Department  of
                            Lifeline  Systems,  Inc.,  where he  served  as Vice
                            President of Engineering and oversaw the development
                            and  introduction  of a new generation of Lifeline's
                            hospital based emergency call system for home use by
                            the elderly.  Mr.  Phillipps holds an S.B. Degree in
                            Electrical Engineering from MIT and has been jointly
                            awarded   over  a  dozen   patents  in  the  medical
                            monitoring and related  fields.  Mr.  Phillipps is a
                            member of the  Nominating  Committee of the Board of
                            Directors.






                                                                                           (1) Amount of     Percent of Common
                             Position and Offices with the Company and Other Business       Common Stock     Stock Outstanding
           Name                          Experience During Last Five Years                 Owned Directly
--------------------------- ------------------------------------------------------------ ------------------- -------------------
Samuel M. Stein             Samuel Stein is Vice President,  Chief  Financial  Officer,        9,045                 *
  Age 57                    Treasurer  and  Assistant  Clerk of the Company.  Mr. Stein
                            joined the Company in October 1993 as Vice President
                            of  Finance  and  Chief  Financial  Officer  and was
                            elected  to the  further  offices of  Treasurer  and
                            Assistant  Clerk during 1994. From 1990 to 1993, Mr.
                            Stein was employed as the  Corporate  Controller  of
                            Great   American   Software,   Inc.,  an  accounting
                            software manufacturer.

Thomas J. Vander Salm       Dr.  Thomas  Vander Salm has been a Director of the Company         48,700 (6)         1.71%
  Age 56                    since 1984.  Dr.  Vander  Salm is Chief of Cardio  Thoracic
                            Surgery  and  has  been  a  Professor  of  Surgery  at  the
                            University of  Massachusetts  Medical  School in Worcester,
                            MA since  1970.  Dr.  Vander  Salm is a member of the Audit and Nominating Committees of the Board of Directors.

Louis C. Wallace            Louis C.  Wallace has been a Director of the Company  since        37,250              1.31%
  Age 56                    1989.   Mr.   Wallace  is  the  founder  and  President  of
                            Specialty  Surgical   Instrumentation,   Inc.  (S.S.I.),  a
                            manufacturer  and  distributor  of  surgical   instruments.
                            S.S.I.  was  established  in  Nashville,  TN in  1976.  Mr.
                            Wallace  is a member  of the  Compensation  and  Nominating
                            Committees of the Board of Directors.

Nominees,      directors     and                                                             1,251,019             36.82%
officers as a group (9 persons)
=======================================================================================
      *  Indicates less than 1.0%

(1) Shares of Common Stock subject to options or warrants exercisable as of March 11, 1997 (or exercisable within 60 days after such date), are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrant but are not outstanding for purposes of computing the percentage of any other person. Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.
(2) Mr. Berardo owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.
(3) Mr. Epstein owns 84,676 shares in his name and is the beneficial owner of 82,218 shares in the name of his wife, Mary Epstein.
(4) Mr. Goodman is the President of Geneva Middle Market Investors, L.P. and is deemed to be the beneficial owner of the 450,000 shares issuable to GMMI upon exercise of a warrant.
(5) Mr. Phillipps owns 126,493 shares in his name and is the beneficial owner of 106,905 shares in the name of his wife, Janice B. Phillipps.
(6) The 48,700 shares of the Company's Common Stock owned of record and beneficially by Thomas J. Vander Salm includes 32,000 shares of the Company's Common Stock owned of record by the trustees of the Vander Salm Family Trust, of which he may be deemed to be a beneficial owner.

      The following table sets forth as of March 11, 1997, the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby.

           Name and Address                     Amount and Nature of     Percentage of Common
          of Beneficial Owner                    Beneficial Ownership (1)             Stock Outstanding
-------------------------------------------------------------------------------------------------------

  James Berardo                                          156,520 (2)                        5.49%
  6624 Fannin Suite 2700
  Houston, TX  77030

  Denton A. Cooley, MD                                   419,046                            14.54%
  6624 Fannin, Suite 2700
  Houston, TX  77030

  Paul Epstein                                           166,894 (3)                        5.86%
  95 Clinton Road
  Brookline, MA  02146

  G&G Diagnostics Fund, L.P. I & L.P. III                209,484                             7.27%
  30 Ossipee Road
  Newton, MA  02164

  Geneva Middle Market Investors, L.P.                   450,000 (4)                        13.64%
  70 Walnut Street
  Wellesley, MA  02181

  Rita Kloots                                            155,100                             5.44%
  Box 1077
  Sturbridge, MA  01566

  Patrick G. Phillips                                    241,732 (5)                         8.46%
  224 Old County Road
  Lincoln, MA  01773

(1) Shares of Common Stock subject to options or warrants exercisable as of March 11, 1997 (or exercisable within 60 days after such date), are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrant but are not outstanding for purposes of computing the percentage of any other person.

(2) Mr. Berardo owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.

(3) Mr. Epstein owns 84,676 shares in his name and is the beneficial owner of 82,218 shares in the name of his wife, Mary Epstein.

(4)  Consists of shares issuable to GMMI upon exercise of a warrant.
(5) Mr. Phillipps owns 126,493 shares in his name and is the beneficial owner of 106,905 shares in the name of his wife, Janice B. Phillipps.

      Board of Directors Meetings and Committees

      During the fiscal year ended October 31, 1996, (the "1996 Fiscal Year"), the Luxtec Board held five (5) meetings. During the 1996 Fiscal Year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Luxtec Board and the total number of meetings held by all committees on which the individual served.

      The Audit Committee presently is composed of three directors: James Berardo, Paul Epstein and Thomas J. VanderSalm. Responsibilities of this committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During the 1996 Fiscal Year, the Audit Committee met two (2) times.

      The Compensation Committee presently is composed of three directors: James Berardo, James J. Goodman and Louis C. Wallace. Responsibilities of this committee include approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's stock option plan, and general review of the Company's employee compensation policies. None of the members of the Compensation Committee has been an employee of the Company at any time and none has any relationship with either the Company or the Company's officers requiring disclosure under applicable regulations of the Securities and Exchange Commission. During the 1996 Fiscal Year, the Compensation Committee met three
(3) times.

      The Nominating committee presently is composed of four directors: James Hobbs, Patrick Phillipps, Thomas VanderSalm and Louis Wallace. The responsibility of this committee is to recommend new members of the Board of Directors when a vacancy exists. During the 1996 Fiscal Year, the Nominating Committee met one (1) time.

      Executive Compensation

      The table below sets forth certain compensation information for the fiscal years ended October 31, 1996, 1995 and 1994 of those persons who were at October 31, 1996: (i) the Chief Executive Officer, and (ii) the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Officers").

                           Summary Compensation Table
                                                         Annual                             Long-Term
                                                      Compensation                     Compensation Awards
                                             ------------------------------- -----------------------------------------
           Name and                Fiscal                                                             All Other
      Principal Position            Year        Salary($)       Bonus($)        Options (#)        Compensation ($)
      ------------------            -----       ---------       --------        -----------        ----------------

James Hobbs                         1996         $170,474        $21,400             0                    --
  President, CEO and Director       1995         $154,827          --              50,000                 --
                                    1994         $154,903        $23,500             0                    --

Samuel M. Stein                     1996         $95,760         $15,438             0                    --
   CFO and Treasurer                1995         $86,716           --              40,000                 --
                                    1994         $83,366         $21,750             0                    --

David Mutch                         1996         $95,760         $15,438             0                    --
   VP Marketing and Sales           1995         $86,827           --              40,000                 --
                                    1994         $83,768         $21,750             0                    --

Patrick G. Phillipps                1996         $95,760         $15,438             0                    --
   VP Engineering                   1995            --             --                0                    --
                                    1994            --             --                0                    --

                        OPTION GRANTS IN LAST FISCAL YEAR

      No stock options were granted pursuant to the Company's 1992 Stock Plan, as amended, during the fiscal year ended October 31, 1996, to the Named Officers listed in the Summary Compensation Table above.


                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

      The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the 1992 Stock Option Plan, as amended, including (i) the number of shares purchased upon exercise of options in the most recent fiscal year, (ii) the net value realized upon such exercise,
(iii) the number of  unexercised  options  outstanding  at October 31, 1996, and
(iv) the value of such unexercised options at October 31, 1996:

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OCTOBER 31, 1996 OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------
                                                     Number of Securities Underlying          Value of Unexercised
                                                      Unexercised Options at October     In-The-Money Options at October
                                                               31, 1996 (#)                       31, 1996 ($)
----------------- --------------- ----------------- ----------------------------------- ----------------------------------
                      Shares
                   Acquired on     Value Realized
Name               Exercise (#)         ($)          Exercisable      Unexercisable        Exercisable/Unexercisable (1)
----------------- --------------- ----------------- --------------- ------------------- ----------------------------------

James Hobbs             -                -              40,000            60,000          $100,000          $25,000
Samuel Stein            -                -              6,000             44,000          $12,720           $8,480
David Mutch             -                -              6,000             44,000          $12,720           $8,480

================================

(1) Value is based on the closing sale price of the Common Stock as of October 31, 1996, ($3.75) minus the exercise price.

      Executive Employment Agreements

      The Company has entered into an employment agreement with James W. Hobbs, pursuant to which the Company has agreed to employ Mr. Hobbs as President and Chief Executive Officer. The agreement with Mr. Hobbs was entered into on June 10, 1993 with an initial term of one year with automatic renewals for successive terms of one year each unless either party gives notice of intention not to renew. The Compensation Committee of the Luxtec Board set Mr. Hobbs' base salary for 1996 at $168,500 and for 1997 at $173,740. Mr. Hobbs is entitled to receive an annual bonus in cash and/or equity of the Company from an annual bonus pool based, in Fiscal Year 1996, on 1.9% of the net sales of the Company, with such bonus to be determined by the Compensation Committee. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan. Although there is no maximum percentage bonus, 30% of base salary is the expected guideline. Mr. Hobbs is entitled to severance pay in an amount equal to six months of his then current annual salary if his employment is terminated by (i) the Company without cause or (ii) Mr. Hobbs for Good Reason (as defined in the agreement).

      Director Compensation

      The Company pays non-employee directors $500 for attendance at each meeting of the Luxtec Board, $250 per each meeting of a committee thereof ($150 per meeting of a committee if such meeting is concurrent with a regular meeting of the Luxtec Board), and $100 per meeting held by telephone conference. The Company also pays expenses for attendance at meetings of the Luxtec Board and committees thereof. Additionally, non-employee Directors are compensated with options to purchase shares of Common Stock of the Company, in accordance with the 1995 Stock Option Plan For Non-Employee Directors.

                         REPORTS OF BENEFICIAL OWNERSHIP

      Based solely on a review of reports furnished to the Company or written representations from the Company's directors and executive officers, the Company believes that all reports required to be filed pursuant to Section 16 of the Exchange Act were satisfied by the Company's directors, executive officers and ten percent (10%) holders during the 1996 fiscal year.

                              CERTAIN TRANSACTIONS

      Mr. Louis C. Wallace is currently, and has been since 1989, a member of the Board of Directors of the Company. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc. ("SSI), a surgical distributor in ten (10) southeastern states. SSI is the largest single customer of the Company, representing approximately twelve percent (12%) of net sales during fiscal 1996. SSI and the Company operate at arms length with a contract substantially the same as the other domestic distributors of the Company's products. The Company expects that SSI will represent approximately the same percentage of net sales during fiscal 1997 as occurred during fiscal 1996.

                                   PROPOSAL 2

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

      Arthur Andersen LLP, independent certified public accountants, have been auditors of the Company since 1991. The Luxtec Board has recommended that the stockholders ratify the reappointment of Arthur Andersen LLP as the Company's auditors for the current fiscal year.

      A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be available to answer any appropriate questions.

      The Luxtec Board recommends that the shareholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and voting, at the Luxtec Meeting is required to ratify the appointment of Arthur Andersen LL. In the event the appointment of Arthur Andersen LLP should not be approved by the shareholders, the Luxtec Board will make another appointment to be effective at the earliest possible time.

                                   PROPOSAL 3

  AMENDMENT OF THE COMPANY'S 1992 STOCK OPTION PLAN TO INCREASE THE NUMBER OF
                 SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN

      The Luxtec Board has authorized, subject to stockholder ratification, an increase in the number of shares available under the Company's 1992 Stock Option Plan, as amended, (the "1992 Stock Plan") from 300,000 to 400,000 shares.

      Purpose. The purpose of the 1992 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees of the company. The purpose of the proposed amendment is (i) to provide the Company with additional capacity to award stock options to existing personnel and to attract qualified new employees through grants of stock options , and (ii) to ensure that the 1992 Stock Plan complies with recent changes to the Internal Revenue Code of 1986, as amended (the "Code"), relating to executive compensation.

     Administration. The 1992 Stock Plan is administered by the Compensation Committee (the "Committee") which consists of directors of the Company appointed by its Board of Directors. The Committee is currently composed of Mr. Wallace, Mr. Berardo and Mr. Goodman. Subject to the provisions of the 1992 Stock Plan, the Committee has discretion to determine when awards are made, which employees are granted awards, the number of shares subject to each award and all other relevant terms of the awards. The Committee also has broad discretion to construe and interpret the 1992 Stock Plan and adopt rules and regulations thereunder.

      Eligibility. Pursuant to the 1992 Stock Plan, Options, Awards and Purchases (collectively "Stock Rights") may be granted to persons who are directors, officers, employees and consultants of the Company. Incentive stock options ("ISOs") may only be granted to employees and officers. Non-qualified stock options (collectively with ISOs, "Options") may be granted to directors, officers, employees and consultants of the Company. Awards of stock in the Company ("Awards"), and opportunities to make direct purchases of stock in the Company ("Purchases"), may be granted to directors, officers, employees and consultants of the Company.

      Shares Subject to the 1992 Stock Plan. The shares issued or to be issued under the 1992 Stock Plan are shares of Luxtec Common Stock, which may be newly issued shares or shares held in the treasury or acquired in the open market. Previously, no more than 300,000 shares could be issued under the 1992 Stock Plan and no individual can be granted more than 100,000 options in any calendar year. The foregoing limits are subject to adjustment for stock dividends, stock splits or other changes in the Company's capitalization.

      Stock Options. The Committee in its discretion may issue stock options which qualify as ISOs under the Code or non-qualified stock options. The Committee will determine the time or times when each Option becomes exercisable, the period within which it remains exercisable and the price per share at which it is exercisable, provided that no Option shall be exercised (i) more than 10 years after it is granted, and (ii) more than 5 years from the date of grant for ISOs granted to employees owning stock possessing more than 10% of the total combined voting power of the stock of the Company, and further provided that the exercise price of ISOs may not be less than the fair market value of Luxtec
Common Stock on the date of the grant. The reported closing price of Luxtec Common Stock by the American Stock Exchange ("AMEX") on February 28, 1997, was $3.25 per share.

      Stock Rights are not assignable or transferable except upon the death of the grantee. Stock Rights may be exercised only by the grantee during the grantee's lifetime, and with respect to ISOs, only while the grantee is employed by the Company and for three months thereafter or six months after the death of the grantee by the administrator of the estate of such grantee.

      As of October 31, 1996, Stock Rights for the purchase of a total of 235,900 shares of Luxtec Common Stock were outstanding under the 1992 Stock Plan, 47,180 of which were exercisable, and Stock Rights to purchase an additional 64,100 shares remained available for grant under the 1992 Stock Plan. Stock Rights granted are exercisable at varying dates. In general, options granted vest 20% at date of grant, and 20% each year thereafter for a period of four years. Other performance-based options will vest at a rate of 20% each year for a period of five years, commencing on the sixth year from the date of grant, subject to acceleration if certain financial milestones are achieved.

     Federal Income Tax Rules. The grant of an ISO or a non-qualified stock option will not result in income for the optionee or in an income tax deduction for the Company.

      The exercise of a non-qualified stock option will generally result in taxable income to the optionee and deduction for the Company, in each case measured by the difference between the purchase price and the fair market value of the shares of Luxtec Common Stock determined generally at the time of exercise at which time income tax withholding will be required.

      The exercise of an ISO will not result in income for the optionee if the optionee is an employee of the Company or one of its subsidiaries from the date of grant until three months before exercise. The excess of the market value on the exercise date over the purchase price is an item of tax preference, potentially subject to the alternative minimum tax. Provided the optionee does not dispose of the shares of Luxtec Common Stock within two years of the date of grant and one year after exercise, any gain on a disposition of the shares will be taxed to the optionee as long-term capital gain and the Company will not be entitled to a deduction. If the Optionee disposes of the shares prior to the expiration of either of the holding periods, the optionee will recognize taxable income and the company will be entitled to a deduction equal to the lesser of
(i) the fair market value of the shares on the exercise date minus the purchase price or (ii) the amount realized on disposition minus the purchase price. Any gain greater than the taxable income portion will be treated as long term or short term capital gain.

     The following table sets forth as of October 31, 1996, the number of options granted under the 1992 Stock Plan to the persons and groups listed.

                     Option Grants under the 1992 Stock Plan
Name                                                          Options (Shares)
----                                                         ----------------
James W.  Hobbs . . . . . . . . . . . . . . . . . . . . . . . . . . .100,000

All  executive  officers as a group . . . . . . . . . . . . . . . . .200,000

All directors,  excluding executive officers,  as a group . . . . . .    -0-

All employees,  excluding executive officers,  as a group . . . . . . 35,900


      The Luxtec Board recommends that the shareholders vote "FOR" the proposed amendment of the 1992 Stock Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Luxtec Common Stock represented in person or by proxy, and voting, at the Luxtec Meeting is required for approval of the amendment of the 1992 Stock Plan.

                              STOCKHOLDER PROPOSALS

      The Luxtec Board will make provision for presentation of proposals by shareholders at the 1998 Annual Meeting of Stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than December 31, 1997, to be considered for inclusion to the Company's proxy materials relating to that meeting.

                                     GENERAL

      The management of the Company knows of no matter other than the foregoing to be brought before the Luxtec Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

      The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement, upon written request from such stockholder, a copy of the Company's annual report filed with the Securities and Exchange Commission on Form 10-K for the Company's fiscal year ended October 31, 1996. Requests for such report should be directed to Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214, Attention:
Chief Financial Officer.

      The Company expects to hold its next stockholder meeting on or about April 16, 1998, and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.




                                               JAMES W. HOBBS
                                                President